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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                AUGUST 11, 1997
               Date of Report (Date of earliest event reported)

                           -------------------------


                           OLD AMERICA STORES, INC.

              (Exact name of registrant as specified in charter)

DELAWARE                          33-58388                   13-3487813
(State of other            (Commission File Number)       (I.R.S. Employer
jurisdiction of                                           Identification Number)
incorporation)


                           -------------------------

                           811 North Collins Freeway
                               Highway 75 North
                                 P.O. Box 370
                               Howe, Texas 75459
                                 (903)532-3000

              (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

      On August 11, 1997, Old America Stores, Inc. (the "Registrant") and subsidiaries filed for bankruptcy protection under Chapter 11 of Title 11 of the United States Code (The "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware. It is the registrant's intention to commence the preparation of a plan of reorganization immediately and to file such plan as soon as possible. During the reorganization, the Registrant will conduct business as usual as debtor-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code. Further information with subject to filing of the voluntary Chapter 11 petition is included in a press release issued by the Registrant, which is attached as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)  Exhibits
           --------

             (99) Press Release dated August 11, 1997
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    OLD AMERICA STORES, INC.


                                    By:  /s/ Jim D. Schultz
                                         ------------------
                                         Name:  Jim D. Schultz
                                         Title:  Senior Vice President
                                           and Chief Financial Officer